UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2016

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-37803	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On November 10, 2016, Southern Power Company (the “Company”) entered into Underwriting Agreements covering the issue and sale of $600,000,000 aggregate principal amount of its Series 2016D 1.950% Senior Notes due December 15, 2019 (the “Series 2016D Senior Notes”), $300,000,000 aggregate principal amount of its Series 2016E 2.500% Senior Notes due December 15, 2021 (the “Series 2016E Senior Notes”) and $400,000,000 aggregate principal amount of its Series 2016F 4.950% Senior Notes due December 15, 2046 (the “Series 2016F Senior Notes”). Each of the Series 2016D Senior Notes, the Series 2016E Senior Notes and the Series 2016F Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-213264) of the Company.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

1.2(a)
Underwriting Agreement relating to the Series 2016D Senior Notes, dated November 10, 2016, among the Company and Barclays Capital Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named in Schedule I thereto.

1.2(b)
Underwriting Agreement relating to the Series 2016E Senior Notes, dated November 10, 2016, among the Company and Barclays Capital Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named in Schedule I thereto.

1.2(c)
Underwriting Agreement relating to the Series 2016F Senior Notes, dated November 10, 2016, among the Company and Barclays Capital Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the Underwriters named in Schedule I thereto.

4.4(a)	Fourteenth Supplemental Indenture to Senior Note Indenture dated as of November 16, 2016, providing for the issuance of the Series 2016D Senior Notes.

4.4(b)	Fifteenth Supplemental Indenture to Senior Note Indenture dated as of November 16, 2016, providing for the issuance of the Series 2016E Senior Notes.

4.4(c)	Sixteenth Supplemental Indenture to Senior Note Indenture dated as of November 16, 2016, providing for the issuance of the Series 2016F Senior Notes.

4.5(a)	Form of the Series 2016D Senior Note (included in Exhibit 4.4(a) above).

4.5(b)	Form of the Series 2016E Senior Note (included in Exhibit 4.4(b) above).

4.5(c)	Form of the Series 2016F Senior Note (included in Exhibit 4.4(c) above).

5.1(a)	Opinion of Troutman Sanders LLP relating to the Series 2016D Senior Notes.

5.1(b)	Opinion of Troutman Sanders LLP relating to the Series 2016E Senior Notes.

5.1(c)	Opinion of Troutman Sanders LLP relating to the Series 2016F Senior Notes.

8.1(a)	Tax Opinion of Troutman Sanders LLP relating to the Series 2016D Senior Notes.

8.1(b)	Tax Opinion of Troutman Sanders LLP relating to the Series 2016E Senior Notes.

8.1(c)	Tax Opinion of Troutman Sanders LLP relating to the Series 2016F Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1(a)	Consent of Troutman Sanders LLP relating to the Series 2016D Senior Notes (included in Exhibit 5.1(a) above).

23.1(b)	Consent of Troutman Sanders LLP relating to the Series 2016E Senior Notes (included in Exhibit 5.1(b) above).

23.1(c)	Consent of Troutman Sanders LLP relating to the Series 2016F Senior Notes (included in Exhibit 5.1(c) above).

23.2(a)	Consent of Troutman Sanders LLP relating to the Series 2016D Senior Notes (included in Exhibit 8.1(a) above).

23.2(b)	Consent of Troutman Sanders LLP relating to the Series 2016E Senior Notes (included in Exhibit 8.1(b) above).

23.2(c)	Consent of Troutman Sanders LLP relating to the Series 2016F Senior Notes (included in Exhibit 8.1(c) above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2016	SOUTHERN POWER COMPANY

	By	/s/Elliott L. Spencer
Elliott L. Spencer Comptroller and Corporate Secretary